MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                               888 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10106
                                ----------------
                               TEL: (212) 757-8400
                               FAX: (212) 757-6124


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 28, 2000 included in Form 10SB relating to the financial statements of Tel-Voice Communications, Inc. and to the reference to our Firm as "Experts" in the Prospectus.

                                  /s/ Merdinger, Fruchter, Rosen & Company, P.C.
                                  ----------------------------------------------
                                  MERDINGER, FRUCHTER, ROSEN & COMPANY, P.C.
                                  Certified Public Accountants

New York, New York
July 2, 2002



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